UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 16, 2003
                Date of Report (Date of earliest event reported)


                              MILLENNIUM CELL, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     000-31083               22-3726792
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)


                              1 INDUSTRIAL WAY WEST
                           EATONTOWN, NEW JERSEY 07724
                    (Address of principal executive offices)



                                 (732) 542-4000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

      On March 16, 2004, Millennium Cell Inc. (the "Company"), issued a press release to announce the resignation of Stephen S. Tang, Ph.D. from his positions as Chief Executive Officer, President and a Director of the Company, effective as of Friday, March 19, 2004. The Company also announced the Board of Director's naming of H. David Ramm, a Director of the Company, as Dr. Tang's successor until the Company names a permanent successor.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

    99.1     Press Release dated March 16, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               MILLENNIUM CELL, INC.


                                               By: Anthony Dillon
                                                   -----------------------------
                                               Name:  Anthony Dillon
                                               Title: Acting General Counsel

Date: March 17, 2004